ABERDEEN FUNDS

Aberdeen Multi-Manager Alternative Strategies Fund II

Supplement to the Prospectus and Statement of Additional Information dated February 29, 2016, as supplemented to date and the Summary Prospectus dated February 29, 2016, as amended and restated on June 20, 2016

On August 10, 2016, considering the small size of the Aberdeen Multi-Manager Alternative Strategies Fund II (the “Fund”) and other relevant considerations, the Board of Trustees of Aberdeen Funds (the “Trust”) approved a Plan of Liquidation for the Fund pursuant to which the Fund will be liquidated (the “Liquidation”) on or about October 14, 2016 (the “Liquidation Date”). Shareholder approval of the Liquidation is not required.

Suspension of Sales. Effective after market close on August 12, 2016, the Fund will no longer accept purchases by investors with the exception of purchases by: (1) existing shareholders (including shares acquired through the reinvestment of dividends and distributions); (2) employer sponsored retirement plans; or (3) fee-based programs sponsored by financial intermediaries that have selected the Fund prior to the close of business on August 12, 2016. Effective after market close on September 12, 2016, the Fund will be closed to all investments (purchases and exchanges in), except shares acquired through the reinvestment of dividends and distributions.

Liquidation of Assets. The Fund will depart from its stated investment objective and policies as it liquidates holdings in preparation for the distribution of assets to investors. During this time, the Fund may hold more cash, cash equivalents or other short-term investments than normal, which may prevent the Fund from meeting its stated investment objective.  On the Liquidation Date, the Fund will liquidate and distribute pro rata to the shareholders of record as of the close of business on October 13, 2016 such shareholders’ proportionate interest in all of the remaining assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund. See “IMPORTANT INFORMATION FOR QUALIFIED ACCOUNT HOLDERS” below if you are a qualified account holder. Contingent deferred sales charges will be waived in connection with the redemptions prior to the Liquidation Date. The Fund’s investment adviser, Aberdeen Asset Management Inc., will bear all expenses of the Liquidation to the extent such expenses are not part of the Fund’s normal and customary fees and operating expenses; however, the Fund and its shareholders will bear transaction costs and tax consequences associated with turnover of the Fund’s portfolio in anticipation of the Liquidation.

Alternatives. At any time prior to the Liquidation Date, the Fund’s shareholders may redeem all or a portion of their shares or exchange their Fund shares for shares in the corresponding class of another fund of the Trust pursuant to procedures set forth in the Aberdeen Funds’ Prospectus. If you wish to exchange your shares into another fund of the Trust, or would like to request additional copies of the Prospectus and Statement of Additional Information for the Trust, please call Aberdeen Funds Shareholder Services at 866-667-9231.

Holders through Financial Intermediaries. If you are invested in the Fund through a financial intermediary, please contact that financial intermediary if you have any questions. If you are invested in a tax qualified account, please see important additional information below.

Income Tax Matters. The liquidation of the Fund, like any redemption of Fund shares, will constitute a sale upon which a gain or loss may be recognized for state and federal income tax purposes, depending on the type of account and the adjusted cost basis of the investor’s shares. Please contact your tax advisor to discuss the tax consequences to you of the Liquidation.

The Fund expects to make one or more distributions of income and/or net capital gains prior to the Liquidation Date in order to eliminate Fund-level taxes. The Fund must declare and distribute to shareholders realized capital gains, if any, and all net investment income no later than the final Liquidation distribution. The Fund currently expects to pay a capital gains distribution prior to the Liquidation; however, this may change prior to the Liquidation Date.

IMPORTANT INFORMATION FOR QUALIFIED ACCOUNT HOLDERS

Fund Direct IRA Accounts

Fund Direct IRA accounts are those created for investment in the Aberdeen Funds for which JPMorgan Chase Bank, N.A. acts as custodian.  Unless a shareholder, or other financial intermediary on behalf of such shareholder, provides instructions otherwise, Fund shares held on the Liquidation Date in Fund Direct IRAs will be redeemed in cash and the proceeds sent directly to the beneficiary of the account, which may result in the imposition of tax penalties.

If you wish to avoid tax penalties that may be imposed if your Fund shares are liquidated, you must contact your financial intermediary or Aberdeen Funds Shareholder Services at 866-667-9231 before the close of business on October 12, 2016 in order to exchange your shares for those of another fund of the Trust.  If you have any questions about your individual tax situation, please contact your tax advisor or financial intermediary. If you wish to exchange your shares into another fund of the Trust, or would like to request additional copies of the Prospectus and Statement of Additional Information for the Trust, please call Aberdeen Funds Shareholder Services at 866-667-9231.

Non-Fund Direct Traditional IRAs, Roth IRAs, SIMPLE, SEP, or SARSEP IRA and 403(b) Custodial Accounts (“Non-Fund Direct Retirement Accounts”)

If you are invested in the Fund through a Non-Fund Direct Retirement Account and Aberdeen Funds Shareholder Services does not receive instructions from you or the account trustee or custodian prior to close of business on October 12, 2016, the Fund will send a liquidating distribution to the trustee/custodian for the benefit of your account, which the trustee/custodian will process according to its own policies and procedures.

401(k), Pension and Profit Sharing Plans and other Tax-qualified Retirement Plans (“Retirement Plans”)

If you are invested in the Fund through a Retirement Plan, and Aberdeen Funds Shareholder Services does not receive instructions from you or the Retirement Plan administrator or other plan fiduciary prior to close of business on October 12, 2016, the Fund will send a liquidating distribution to the Retirement Plan, which the Retirement Plan will process according to its own policies and procedures.

The pending liquidation of the Fund may be terminated and/or abandoned at any time before the Liquidation Date by action of the Board of Trustees of the Trust.

This supplement is dated August 11, 2016.

Please retain this Supplement for future reference.